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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the

                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, For Use of the Commission only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss.240.14a-12

                             BSD MEDICAL CORPORATION
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filling Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(1)(4) and 0-11.

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                  applies:

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         2)       Aggregate number of securities to which transaction applies:

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         3)       Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)       Proposed maximum aggregate value of transaction:

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         5)       Total Fee Paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         4)       Date Filed:

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                             BSD MEDICAL CORPORATION
                2188 West 2200 South, Salt Lake City, Utah 84119

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                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                             BSD MEDICAL CORPORATION

                                February 1, 2008

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TO THE STOCKHOLDERS OF BSD MEDICAL CORPORATION:

         The annual meeting of the stockholders (the "Annual Meeting") of BSD Medical Corporation (the "Company") will be held on February 1, 2008, at The Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah 84111. The Annual Meeting will convene at 9:00 a.m. Mountain Time, to consider and take action on the following proposals, which are more fully described in the Proxy Statement:

         1. to elect six members to the Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

         2. to approve an amendment and restatement of the Company's Amended and Restated 1998 Directors Stock Plan to increase the number of shares of common stock reserved for issuance under the plan from 1,000,000 to 1,500,000;

         (3-5) to approve an amendment and restatement of the Company's Amended and Restated 1998 Stock Incentive Plan to:

         3. increase the number of shares of common stock reserved for issuance under the plan from 2,677,300 to 3,427,300;

         4. increase the number of shares that may be awarded to each participant; and

         5. extend the termination date of the plan from February 9, 2008 to ten years from the date the plan is adopted by the Board of Directors, or the date the plan is approved by the shareholders, whichever is earlier, subject to earlier termination by the Board of Directors;

         6. to ratify the selection of Tanner LC as the Company's independent registered public accountants for the fiscal year ending August 31, 2008; and

         7. to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Only owners of record of the Company's issued and outstanding common stock as of the close of business on December 5, 2007 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

         The Company's Proxy Statement is attached hereto. Financial and other information concerning the Company is contained in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2007, which accompanies this Proxy Statement.

         THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND. TO ASSURE THAT YOUR VOTE IS COUNTED, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                             BSD MEDICAL CORPORATION
                                             BY ORDER OF THE BOARD OF DIRECTORS

Salt Lake City, Utah, December 31, 2007      Dennis E. Bradley, Secretary


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                             BSD MEDICAL CORPORATION
                2188 West 2200 South, Salt Lake City, Utah 84119

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                                 PROXY STATEMENT

                             BSD MEDICAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2008

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         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board of Directors" or the "Board") of BSD Medical Corporation, a Delaware corporation (the "Company" or "BSD"), for use at the annual meeting of the stockholders (the "Annual Meeting") to be held February 1, 2008 at the Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah 84111, at 9:00 a.m., Mountain Time.

         THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND FORM OF PROXY ARE FIRST BEING MAILED TO THE COMPANY'S STOCKHOLDERS ON OR ABOUT DECEMBER 31, 2007.

         At the Annual Meeting, the stockholders of the Company will be asked to vote on six proposals. Proposal 1 is the annual election of six directors to serve on the Company's Board of Directors. Proposal 2 is an amendment and restatement of the Company's Amended and Restated 1998 Directors Stock Plan to increase the number of shares of common stock reserved for issuance under the plan from 1,000,000 to 1,500,000. Proposals 3, 4 and 5 relate to an amendment and restatement of the Company's Amended and Restated 1998 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan from 2,677,300 to 3,427,300, to increase the number of shares that may be awarded to each participant and to extend the termination date of the plan from February 9, 2008 to ten years from the date the plan is adopted by the Board of Directors, or the date the plan is approved by the shareholders, whichever is earlier, subject to earlier termination by the Board of Directors. Proposal 6 is the ratification of the selection of Tanner LC as the Company's independent registered public accountants for the fiscal year ending August 31, 2008.

         A proxy for use at the Annual Meeting is enclosed. Any stockholder who executes and delivers such proxy by mailing a proxy card, or by voting via the internet or telephone has the right to revoke it any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted FOR the proposal in accordance with the recommendation of the Board of Directors.

         The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies will be borne by the Company. Proxies will be solicited through the mail and may be solicited by the Company's officers, directors and employees in person or by telephone. They will not receive additional compensation for this effort. The Company does not anticipate paying any compensation to any other party for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

RECORD DATE AND QUORUM REQUIREMENTS

         December 5, 2007 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the


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Annual Meeting. As of the Record Date, 21,288,333 shares of the Company's common stock were issued and outstanding. Each outstanding share of common stock will be entitled to one vote on each matter submitted to a vote of the stockholders at the Annual Meeting.

         The holders of one-third of the shares of the common stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and at any adjournment or postponement thereof. Any abstentions and broker non-votes will be deemed as present for purposes of determining a quorum at the Annual Meeting. The six individuals receiving the most votes will be elected to serve as directors of the Company. Abstentions and broker non-votes will not have the effect of being counted as voted in favor of or against the election of directors. All proposals, except for the election of directors, must be approved by a majority of the votes present in person or represented by proxy at the Annual Meeting, at which a quorum is present. Abstentions will have the effect of being counted as voted against any of these proposals. Broker non-votes will not have the effect of being counted as voted in favor of or against any of these proposals.

MAIL VOTING PROCEDURES

         To vote by mail, a stockholder should complete, sign and date their proxy card and mail it in the pre-addressed postage-paid envelope that accompanies the delivery of the proxy card. A proxy card submitted by mail must be received by the time of the Annual Meeting in order for the shares to be voted.

TELEPHONE VOTING PROCEDURES

         The telephone authorization procedure is designed to authenticate a stockholder's identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Telephone voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. Eastern Time on January 31, 2008.

INTERNET VOTING PROCEDURES

         The internet authorization procedure is designed to authenticate a stockholder's identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Internet voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. Eastern Time on January 31, 2008.

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PROPOSAL 1:  ELECTION OF DIRECTORS

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         At the Annual Meeting, six directors are to be elected to serve until the next annual meeting of stockholders or until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the six nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. Each of the nominees is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The six candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors of the Company.

DIRECTORS

         The names of the nominees, their ages and their respective business backgrounds are set forth below as of August 31, 2007.

                             Position(s)                               Director
Name                         With the Company                Age         Since
----                         ---------------------------     ---      ----------
Paul F. Turner, MSEE         Chairman of the Board,          60          1994
                             Senior Vice President and
                             Chief Technology Officer
Hyrum A. Mead, MBA           President and Director          60          1999
Gerhard W. Sennewald, Ph.D.  Director                        71          1994
Michael Nobel, Ph.D.         Independent Director            67          1998
Douglas P. Boyd, Ph.D.       Independent Director            65          2005
Steven G. Stewart, CPA       Independent Director and        59          2006
                             Financial Expert

Nominees for Election to the Board of Directors

         Paul F. Turner, MSEE, has served as a director of BSD since 1994 and currently serves as Chairman of the Board of Directors. Mr. Turner also has served as the Senior Vice President and Chief Technology Officer of BSD since August 1999. From October 1995 to August 1999, Mr. Turner served as the Acting President of BSD. From 1986 to October 1995, Mr. Turner served in various capacities with BSD, including Staff Scientist, Senior Scientist, Vice President


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of Research, and Senior Vice President of Research. Mr. Turner has led the
design of microwave treatment systems for tumors, including the development of external phased array antenna technology to focus radiated microwave energy deep into the central area of the body to treat deep tumors. He has also integrated this technology with magnetic resonance imaging to non-invasively monitor treatments within the patient's body.

         Hyrum A. Mead, MBA, has served as President and a director of BSD since August 1999. Previously, he served five years as Vice President of Business Development at ZERO Enclosures, a manufacturer in the telecommunications, computer and aerospace enclosures industry and seven years as President of Electro Controls, a manufacturer of computer controlled power systems. Mr. Mead began his career in marketing with IBM where he was involved with the introduction of many new products.

         Gerhard W. Sennewald, Ph.D., has served as a director of BSD since 1994. From April 1985 to the present, Dr. Sennewald has served as the President and Chief Executive Officer of Medizin-Technik GmbH, of Munich, Germany, a firm which is engaged in the business of distributing hyperthermia equipment and diagnostic imaging equipment and services. In connection with his service to Medizin-Technik GmbH, Dr. Sennewald has been BSD's key European representative and distributor for 17 years and has been instrumental in obtaining the majority of BSD's foreign sales. He also serves on the Board of Directors of TherMatrx, Inc.

         Michael Nobel, Ph.D., has served as a director of BSD since January 1998. From 1991 to the present, Dr. Nobel has served as the Executive Chairman of the MRAB Group, a privately-held company that provides diagnostic imaging services. From 1995 to the present, Dr. Nobel has served as the Chairman of the Board of the Nobel Family Society. From 1995 to the present, he also has served as Chairman of the American Non-Violence Project Inc., and has served as a consultant to Unesco in Paris and the United Nations Social Affairs Division in Geneva. Dr. Nobel participated in the introduction of magnetic resonance imaging as European Vice President for Fonar Corp.

         Douglas P. Boyd, Ph.D., has served as a director of BSD since 2005. He currently serves as CEO of TeleSecurity Sciences, Inc., and on the Board of Directors of Techniscan Medical Systems, Inc. He is internationally known as an expert in radiology and computed tomography ("CT") imaging systems, and has pioneered the development of fan-beam CT scanners, Xenon detector arrays and EBT scanners. Dr. Boyd has been awarded 13 U.S. patents. As a former professor of radiology at the University of California, San Francisco, he has published more than 100 scientific papers and is a frequent speaker at universities and symposia.

         Steven G. Stewart, CPA, has served as a director of BSD since 2006. He is currently the Chief Financial Officer for Headwaters, Inc. (a New York Stock Exchange company). Mr. Stewart served as Headwaters' Chief Financial Officer from July 1998 until October 2005 when he became the Treasurer and subsequently the Director of Financial Affairs. He was re-appointed as the Chief Financial Officer of Headwaters on September 4, 2007. Prior to joining Headwaters, Mr. Stewart served as a business assurance partner for PricewaterhouseCoopers LLP (formerly Coopers & Lybrand LLP), and as an audit partner with Ernst & Young (formerly Arthur Young), including service as the Salt Lake City office Director of High Technology and Entrepreneurial Services.

COMPOSITION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company currently consists of six directors. Directors are elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. There are no family relationships among any of the Company's directors, officers or key employees.

CODE OF ETHICS

         We have adopted a Code of Ethics that applies to all directors, officers and employees of BSD. Our Code of Ethics is available on our website (www.bsdmc.com) on our investor information webpage. We intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) on our website.


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AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE

         The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Section 121A of the Rules of the American Stock Exchange: Michael Nobel, Douglas P. Boyd and Steven
G. Stewart.

         In this Proxy Statement, these three directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During fiscal year 2007, the Company's Board of Directors met three times and no director attended fewer than 75% of meetings of the Board or any of the Board committees of which a director was a member. Although the Company does not have a formal policy regarding attendance by directors at the Company's annual meeting, it encourages directors to attend and all directors attended the Company's last annual meeting. The Board will give consideration during the upcoming year to establishing a formal policy so as to maximize attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law.

         The Board of Directors has formed an audit committee and a compensation committee. A copy of the charter of our audit committee is available on our website (www.bsdmc.com) on our investor information webpage.

         The Audit Committee. The Audit Committee, which held four meetings during fiscal year 2007, is responsible for reviewing and monitoring the Company's financial statements and internal accounting procedures, recommending the selection of independent auditors by the Board, evaluating the scope of the annual audit, reviewing audit results, consulting with management and the Company's independent auditor prior to presentation of financial statements to stockholders and, as appropriate, initiating inquiries into aspects of the Company's internal accounting controls and financial affairs. The Board of Directors has adopted a written audit committee charter.

         The members of the Audit Committee are Messrs., Boyd, Stewart and Nobel. Mr. Stewart is currently serving as the audit committee chairman and financial expert. All members of the Audit Committee are independent directors.

         The Nominating Committee. The Company does not have a standing nominating committee or nominating committee charter. Each director participates in decisions relating to making the Company's nominations for directors. The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be easily made on a case-by-case basis and there is no need for the added formality of a nominating committee. Based on criteria established by the American Stock Exchange relating to director independence, Messrs. Stewart, Boyd and Nobel are the Company's only independent directors.

         The Board of Directors does not have an express policy with regard to the consideration of any director candidates since the Board believes that it can adequately evaluate nominees on a case-by-case basis. The Board has not previously received any recommendations for director candidates from stockholders, and has not adopted a formal process for considering director candidates who may be recommended by stockholders. However, the Company's policy is to give due consideration to any and all such candidates, and in evaluating director nominees, the Board considers the appropriate size of the Board, the needs of the Company, the skills and experience of its directors, and a candidate's familiarity with the Company's industry. A stockholder may submit a recommendation for director candidates to the Company at its corporate offices, to the attention of Hyrum A. Mead. The Company does not pay fees to any third parties to assist it in identifying potential nominees.

         The Compensation Committee. The members of the Compensation Committee are Messrs. Boyd, Stewart and Nobel. Mr. Boyd is currently serving as the Compensation Committee chairman. All members of the Compensation Committee are independent directors. The Company's Compensation Committee does not currently have a charter. The Compensation Committee has responsibility for establishing


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and monitoring the executive compensation programs of the Company and for making decisions regarding the compensation of the Company's Named Executive Officers. The agenda for meetings of the Compensation Committee is determined by the Chairman of the Compensation Committee. The Compensation Committee sets the compensation package of the Named Executive Officers and their annual bonus.

DIRECTOR COMPENSATION

         During fiscal 2006 we revised our 1998 Director Stock Plan to provide an annual retainer in the amount of $30,000 to each non-employee director other than the Chair of the Audit Committee, who is to receive $35,000. Of the Annual Retainer, $15,000 is to be paid in cash to each such director, other than the Chairman of the Audit Committee, who is to receive $20,000 in cash. The balance of the Annual Retainer is to be paid in the form of restricted shares of our common stock to each non-employee director. The restricted stock has a vesting period of six months. The retainer is payable in equal installments on March 1 and September 1 of each year in which each non-employee director continues to serve as a member of the Board. The portion of the annual retainer that is paid in restricted stock will be determined by reference to the fair market value of the Company's common stock, par value $0.01 per share (the "Common Stock"). The fair market value of the Common Stock will be determined by reference to the average closing prices, as reported by the American Stock Exchange, of the Common Stock for the twenty days preceding the payment dates, or the average of the prices quoted by the market makers in the Company's Common Stock on the payment dates, or by the Board. In addition, each non-employee director will receive an annual stock option to purchase 30,000 shares of our Common Stock. The options vest ratably over five years and expire in 10 years.

         On September 1, 2006, our non-employee directors were issued a stock option grant for 30,000 shares with an exercise price of $4.77 per share for their services for fiscal 2007. In addition, for fiscal 2007, each of these directors was paid $15,000 cash and 2,572 shares of restricted stock, other than the Audit Committee Chairman, who received $20,000 cash and 2,572 shares of restricted stock.

DIRECTOR COMPENSATION TABLE

         The table below summarizes the compensation paid by the Company to, or earned by, our non-employee directors for the year ended August 31, 2007.


                                              Stock     Option
                         Fees Earned or      Awards     Awards
     Name (1)            Paid in Cash ($)     ($)(2)    ($) (3)      Total ($)
--------------------------------------------------------------------------------
       (a)                    (b)              (c)       (d)            (e)

Douglas P. Boyd              15,000          15,000     17,173         47,173
Michael Nobel                15,000          15,000     17,173         47,173
Gerhard W. Sennewald         15,000          15,000     17,173         47,173
Steven G. Stewart            20,000          15,000     17,172         52,172

(1) Paul F. Turner and Hyrum A. Mead served as directors of the Company in fiscal year 2007, but are omitted from the Director Compensation Table because of their status as a Named Executive Officer. No additional remuneration was paid to Messrs. Turner and Mead for their services as directors.
(2) The amounts shown in column (c) reflect the value of the shares of Common Stock issued to the non-employee directors. Each of these directors was issued 2,572 shares of Common Stock for services as a director during fiscal year 2007.
(3) The amounts shown in column (d) reflect the dollar amount recognized for financial statement reporting purposes with respect to non-employee director stock options for the year ended August 31, 2007 in accordance

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         with SFAS 123(R). The grant date value under SFAS 123(R) of stock options awarded to each of the non-employee directors in 2007 was $86,100 (based on the grant of an option for 30,000 shares with a per share Black-Sholes value of $2.87 per share). Assumptions used in the calculation of these amounts are included in footnotes to the Company's audited financial statements for the year ended August 31, 2007, included in our Annual Report on Form 10-K. As of the end of fiscal year 2007, each non-employee director had outstanding options for the following number of Company shares: Douglas P. Boyd, 55,000 shares; Michael Nobel, 105,000 shares; Gerhard W. Sennewald, 80,000 shares; and Steven G. Stewart, 46,368 shares.

COMMUNICATIONS WITH DIRECTORS

         The Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, the Company has tried to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been good. A stockholder may submit any communication with directors to the Company at its corporate offices, to the attention of Hyrum A. Mead.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                     RECOMMENDS THAT THE STOCKHOLDERS OF THE
                    COMPANY VOTE FOR THE ELECTION OF ALL THE
                         DIRECTOR NOMINEES LISTED ABOVE.


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PROPOSAL 2: AMENDMENT AND  RESTATEMENT OF THE AMENDED AND RESTATED 1998 DIRECTOR
STOCK PLAN TO INCREASE THE NUMBER OF SHARES FROM 1,000,000 TO 1,500,000

--------------------------------------------------------------------------------

         At the Annual Meeting, our stockholders will be asked to approve an amendment and restatement to the Amended and Restated 1998 Director Stock Plan (the "Director Stock Plan") in order to increase the number of shares of Common Stock reserved for issuance under the Director Stock Plan from 1,000,000 to 1,500,000 shares.

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to amend and restate the Director Stock Plan. If the amendment and restatement of the Director Stock Plan is not so approved, it will not become effective.

         The four directors who are not employees of the Company (the "Non-Employee Directors") have an interest in the amendment and restatement of the Director Stock Plan because they are eligible for awards under the Director Stock Plan.

Introduction to Director Stock Plan

         In September 1997, the Board adopted, subject to approval by the Company's stockholders, the Director Stock Plan, reserving 1,000,000 shares of Common Stock for issuance under the Director Stock Plan. On January 11, 2006, the Board amended and restated, with the approval of the Company's stockholders on February 13, 2006, the Director Stock Plan to extend the termination date for the Director Stock Plan to August 31, 2011. The Board believes that the availability of stock options and other incentives is an important factor in the Company's ability to attract and retain qualified directors and to provide incentives for them to exert their best efforts on behalf of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting is required to amend and restate the Director Stock Plan. If the amendment and restatement of the Director Stock Plan is not so approved it will not become effective.

         As of November 30, 2007, options to purchase 406,368 shares of Common Stock were outstanding under the Director Stock Plan and no shares were available for issuance under the Director Stock Plan. The outstanding options had a weighted average exercise price of $4.15.

         Certain provisions of the Director Stock Plan are summarized below. The complete text of the proposed amendment and restatement of the Director Stock Plan is attached to this Proxy Statement as Appendix A and the following summary is qualified in its entirety by express reference to the complete text of the proposed amendment and restatement of the Director Stock Plan.

Summary of Amendment and Restatement of the Director Stock Plan

         The Board believes that the remaining number of shares of Common Stock is not sufficient for future granting needs under the Director Stock Plan. Accordingly, the proposed amendment and restatement of the Director Stock Plan increases the number of shares of Common Stock authorized for issuance under the Director Stock Plan from 1,000,000 shares to 1,500,000 shares. The Board believes that these additional shares would result in an adequate number of shares of Common Stock being available for grant under the Director Stock Plan.

Summary of Other Principal Provisions of the Director Stock Plan

         The purpose of the Director Stock Plan is to provide for a method of compensation for the Non-Employee Directors that will strengthen the alignment of their financial interests with those of the Company's stockholders. The


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

following is a summary of the principal provisions of the proposed amendment and restatement of the Director Stock Plan, a copy of which is attached to this Proxy Statement as Appendix A, and the effect of the proposed amendment and restatement. This summary is qualified in its entirety by express reference to the complete text of the proposed amendment and restatement of the Director Stock Plan.

         The Director Stock Plan provides each Non-Employee Director with an annual retainer (the "Annual Retainer") of $30,000 for Non-Employee Directors, other than the Chair of the Audit Committee, who receives $35,000. Of the Annual Retainer, a cash payment of $15,000 is made in arrears to each Non-Employee Director, other than the Chair of the Audit Committee, who receives a cash payment of $20,000, payable in equal installments on March 1 and September 1 of each year in which each Non-Employee Director continues to serve as a member of the Board.

         The portion of the Annual Retainer not paid in cash is paid in the form of Common Stock (the "Common Stock Payments"). The total number of shares of Common Stock included in each Common Stock Payment will be determined by dividing the amount of the Annual Retainer that is to be paid in Common Stock by the fair market value of a share of Common Stock (with any resulting fractional shares to be paid in cash). The fair market value of the Common Stock will be determined by reference to the average closing prices, as reported by the American Stock Exchange, of the Common Stock for the twenty days preceding the payment dates, or the average of the prices quoted by the market makers in the Company's Common Stock on the payment dates, or by the Board. The Common Stock Payments will be made on March 1 and September 1 of each year.

         The Director Stock Plan currently provides and, if the amendment and restatement of the Director Stock Plan is approved, will continue to provide, each Non-Employee Director with an annual Option to acquire shares of Common Stock on September 1st of each year. The total number of shares of Common Stock included in the annual Option granted to each Non-Employee Director is 30,000. Each Option will vest in five equal and annual installments, and will expire ten years from the date of grant. The portion of each Non-Employee Director's Option which has vested may be exercised at the fair market value of the Common Stock at the date the Option is granted, as calculated with respect to the Annual Retainer. The exercise price may be paid in cash, or by exchange of the vested and exercised portion of the Option for the number of shares of Common Stock equal in value to the difference in the fair market value of one share of Common Stock as of the date the Option is exercised and the fair market value of one share of Common Stock on the date the Option is granted, multiplied by the number of shares of Common Stock for which the Option is being exercised.

         Annual grants under the Director Stock Plan may be made out of the authorized but unissued shares of Common Stock or by transfer of shares of Common Stock previously reacquired by the Company. The number of shares issuable in connection with any annual grant and the aggregate number of shares remaining available for issuance under the Director Stock Plan will be proportionately adjusted to reflect any subdivision or combination of outstanding shares of Common Stock. The aggregate number of shares of Common Stock which may be granted during the term of the Director Stock Plan is currently 1,000,000. Approval of the amendment to the Director Stock Plan would increase the aggregate number of shares of Common Stock which may be granted during the term of the Director Stock Plan to 1,500,000. Going forward, each Non-Employee Director will continue to receive such annual grants and payments as long as the director has the status of Non-Employee Director. If a Non-Employee Director no longer serves as a director of the Company for any reason, that director will be entitled to all unpaid portions of his or her Annual Retainer which will have accrued on a daily basis through the date of such termination.

         The Board may from time to time amend, modify, or suspend the Director Stock Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required by applicable legal requirements and (ii) the Director Stock Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as then in effect.

Certain Federal Income Tax Consequences

         The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Director Stock Plan.

         Annual Retainer. A director must recognize ordinary income upon receipt of cash pursuant to the Annual Retainer, and the Company will be entitled to a deduction for the same amount if and to the extent that the amount satisfies applicable rules concerning deductibility of compensation. A director must also recognize ordinary income equal to the fair market value of the shares of Common Stock received (determined as of the date the shares are released from escrow) pursuant to the Annual Retainer, and the Company will be entitled to a deduction for the same amount at the same time, subject to applicable rules regarding the deductibility of compensation.

         Options. The grant of an option should not result in any taxable income for a director. If a special election is made pursuant to Section 83(b) of the Internal Revenue Code upon exercise of an option, a director will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. For individuals subject to Section 16(b) of the Securities Exchange Act of 1934, if the special election under Section 83(b) of the Internal Revenue Code is not made, shares of Common Stock received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period. The tax consequence to a director upon a disposition of shares of Common Stock acquired through the exercise of an option will depend on how long the shares have been held. Except in the case of incentive stock options ("ISOs"),generally there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option.

NEW PLAN BENEFITS

         No benefits under the Director Stock Plan have been or will be available to any Named Executive Officers, executive officers, or employees. Under the Director Stock Plan, each Non-Employee Director who continues to serve on the Board will automatically receive an annual grant of an option to acquire 30,000 shares of the Company's Common Stock. Each such option will vest in five equal and annual installments, and will expire ten years from the date of grant. In addition, Non-Employee Directors will receive $15,000, except for the Audit Committee Chairman who will receive $20,000, and an amount of Common Stock determined by dividing $15,000 by the fair market value of a share of Common Stock, as described in the Director Stock Plan. Assuming a fair market value of $5.50 per share, the closing price of our Common Stock on November 30, 2007 as reported by the American Stock Exchange, this annual grant would amount to 2,727 shares per director. These grants are contingent upon the election of Non-Employee Directors at the Annual Meeting and will occur at a future date.

      BSD Medical Corporation Amended and Restated 1998 Director Stock Plan

                                    Dollar Value ($)(1)       Number of Units
Hyrum A. Mead                              -                        -
Dennis P. Gauger                           -                        -
Paul F. Turner                             -                        -
Executive Group                            -                        -
Non-Executive Director Group              (1)                   120,000 (Option)
                                       60,000                  10,909.09 (2)
                                                              (Restricted Stock)
                                       65,000                      -0-    (Cash)
Non-Executive Officer Employee Group       -                        -

         (1) We are unable to determine the dollar value of the options to purchase 30,000 shares that are granted annually to each non-employee director under the Amended and Restated 1998 Director Stock Plan.

         (2) Any payment for a fractional share automatically shall be paid in cash based upon the Fair Market Value on the date of the respective award of such fractional share.

VALUATION OF OUR COMMON STOCK

         On November 30, 2007, the closing price of the Company's Common Stock, as reported on the American Stock Exchange, was $5.50 per share.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
              OF THE COMPANY VOTE FOR THE AMENDMENT AND RESTATEMENT
                          OF THE DIRECTOR STOCK PLAN.

--------------------------------------------------------------------------------

(PROPOSALS 3-5) AMENDMENT AND RESTATEMENT OF THE COMPANY'S AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN TO:

PROPOSAL 3: INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN FROM 2,677,300 SHARES TO 3,427,300 SHARES;

PROPOSAL 4: TO INCREASE THE NUMBER OF SHARES THAT MAY BE AWARDED TO EACH PARTICIPANT; AND

PROPOSAL 5:TO EXTEND THE TERMINATION DATE OF THE PLAN FROM FEBRUARY 9, 2008 TO ten years from the date the plan is adopted by the Board of Directors, or the date the plan is approved by the shareholders, whichever is earlier, subject to earlier termination by the Board of Directors.

--------------------------------------------------------------------------------

         At the Annual Meeting, our stockholders will be asked to approve an amendment and restatement of the Company's Amended and Restated 1998 Stock Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance under the Incentive Plan from 2,677,300 shares to 3,427,300 shares, to increase the number of shares that may be awarded to each participant and to extend the termination date of the Incentive Plan from February 9, 2008 to ten years from the date the plan is adopted by the Board of Directors, or the date the plan is approved by the shareholders, whichever is earlier, subject to earlier termination by the Board of Directors.

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to amend and restate the Incentive Plan. If the amendment and restatement of the Incentive Plan is not so approved, it will not become effective.

         The Company's directors and executive officers have an interest in the amendment and restatement of the Incentive Plan because they are eligible for awards under the Incentive Plan.

Introduction to Incentive Plan

         In December 1997, the Board adopted, subject to approval by the Company's stockholders, the Incentive Plan, reserving 2,000,000 shares of Common Stock for issuance under the Incentive Plan and providing that the Incentive Plan would terminate on February 9, 2008. On July 29, 2004, the Board amended and restated, subject to approval by the Company's stockholders, the Incentive Plan to reserve 2,677,300 shares of Common Stock for issuance under the Incentive Plan. The Board believes that the availability of stock options and other incentives is an important factor in the Company's ability to attract and retain qualified employees and to provide incentives for them to exert their best efforts on behalf of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting is required to amend the Incentive Plan. If the amendment to the Incentive Plan is not so approved it will not become effective.

         As of November 30, 2007, options to purchase 1,509,485 shares of Common Stock were outstanding under the Incentive Plan and 549,732 were available for issuance under the Incentive Plan. The outstanding options had a weighted average exercise price of $2.15.

         Certain provisions of the Incentive Plan are summarized below. The complete text of the Incentive Plan is attached to this Proxy Statement as Appendix B and the following summary is qualified in its entirety by express reference to the complete text of the Incentive Plan.

Summary of Amendment and Restatement of the Incentive Plan

         The Board believes that the remaining number of shares of Common Stock is not sufficient for future granting needs under the Incentive Plan. Accordingly, the proposed amendment and restatement of the Incentive Plan increases the number of shares of Common Stock authorized for issuance under the Incentive Plan from 2,677,300 to 3,427,300 shares. The Board believes that these additional shares would result in an adequate number of shares of Common Stock being available for grant under the Incentive Plan.

         The Board believes that certain limitations on the size of awards that may be granted to an individual under the Incentive Plan currently allow for awards that may be inadequate to attract and retain qualified employees and to provide incentives for them to exert their best efforts on behalf of the Company. Accordingly, the proposed amendment and restatement of the Incentive Plan raises these limits to a level the Board believes is appropriate. Pursuant to the proposed amendment and restatement of the Incentive Plan, no one participant in the Amended and Restated Incentive Plan may be granted (i) options or stock appreciation rights during any consecutive three-year period with respect to more than 1,000,000 shares, (ii) more than 1,000,000 Shares (as defined in the Second Amended and Restated Incentive Plan), or (iii) Performance-based Awards (as defined in the Second Amended and Restated Incentive Plan) in any period that are intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code and are denominated in shares with respect to more than 1,000,000 shares or are denominated in dollars in excess of $5,000,000.

         The Incentive Plan is set to terminate as of February 9, 2008. The amendment and restatement extends the termination date to ten years from the date the plan is adopted by the Board of Directors, or the date the plan is approved by the shareholders, whichever is earlier, subject to earlier termination by the Board of Directors. The Board believes that the availability of stock options and other incentives is an important factor in the Company's ability to attract and retain qualified employees and to provide incentives for them to exert their best efforts on behalf of the Company. The Board believes this extension would allow the Company to continue this incentive program.

Summary of Other Principal Provisions of the Incentive Plan

         All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the Incentive Plan. Also eligible are non-employee agents, consultants, advisors and independent contractors of the Company or any subsidiary. The Company has approximately 46 employees, officers and directors eligible to participate in the Incentive Plan.

         The Incentive Plan is administered by the Board, which designates from time to time the individuals to whom awards are made under the Incentive Plan, the amount of any such award and the price and other terms and conditions of any such award. The Board may delegate any or all authority for administration of the Incentive Plan to a committee of the Board. Subject to the provisions of the Incentive Plan, the Board, or a committee, if any, may adopt and amend rules and regulations relating to the administration of the Incentive Plan. Only the Board may amend, modify or terminate the Incentive Plan.

Types of Awards

         The Incentive Plan permits the grants of incentive stock options, nonstatutory stock options, stock awards, stock appreciation rights, cash bonus rights, dividend equivalent rights, performance-based awards and foreign qualified grants. The total number of shares of Common Stock reserved for issuance under the Incentive Plan is currently 2,677,300. Shares awarded under the Incentive Plan may be authorized and unissued shares or shares acquired in the market. If any award granted under the Incentive Plan expires, terminates or is cancelled, or if shares sold or awarded under the Incentive Plan are forfeited to the Company or repurchased by the Company, the shares again become available for issuance under the Incentive Plan.

         The Board determines the persons to whom options are granted, the option price, the number of shares to be covered by each option, the period of each option, the times at which options may be exercised and whether the option is an incentive stock option ("ISO"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a non-statutory stock option ("NSO"). Currently, no employee may be granted options or stock appreciation rights under the Incentive Plan for more than an aggregate of 400,000 shares in any consecutive three-year period and under the proposed amendment and restatement of the Incentive Plan may not exceed 1,000,000 shares in such period. No monetary consideration is paid to the Company upon the granting of options.

         Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant. If the option is an ISO, all terms must be consistent with the requirements of the Code and applicable regulations, including that the option price cannot be less than the fair market value of the shares of Common Stock on the date of the grant. If the option is an NSO, the option price may be any price determined by the Board, which may be less than the fair market value of the shares of Common Stock on the date of grant. Upon the exercise of an option, the number of shares subject to the option is reduced by the number of shares with respect to which the option is exercised, and the number of shares available under the Incentive Plan for future option grants are reduced by the number of shares with respect to which the option is exercised, less the number of shares surrendered or withheld in connection with the exercise of the option and the number of shares surrendered or withheld to satisfy withholding obligations.

         The Board may award shares of Common Stock under the Incentive Plan as stock bonuses, restricted stock awards or otherwise. The Board determines the persons to receive awards, the number of shares to be awarded and the time of the award. Shares received as a stock bonus are subject to the terms, conditions and restrictions determined by the Board at the time the bonus is awarded. The aggregate number of shares that may be awarded to any one person pursuant to stock awards under the Incentive Plan currently may not exceed 100,000 shares and under the proposed amendment and restatement of the Incentive Plan may not exceed 1,000,000 shares. No stock awards have been granted under the Incentive Plan.

         The Incentive Plan provides that the Company may issue shares under the Incentive Plan subject to a purchase agreement between the Company and the prospective recipient in such amounts, for such consideration, subject to such restrictions and on such terms as the Board may determine.

         Stock appreciation rights ("SARs") may be granted under the Incentive Plan. SARs may, but need not, be granted in connection with an option grant or an outstanding option previously granted under the Incentive Plan. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of a share of Common Stock over its fair market value on the date of grant or, if granted in connection with an option, the option price per share under the option to which the SAR relates.

         A SAR is exercisable only at the time or times established by the Board. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable.

         Payment by the Company upon exercise of a SAR may be made in shares of Common Stock valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the Board. The Board may withdraw any SAR granted under the Incentive Plan at any time and may impose any condition upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. No SARs have been granted under the Incentive Plan.

         The Board may grant cash bonus rights under the Incentive Plan in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock awarded or previously awarded, and (iv) shares sold or previously sold under the Incentive Plan. Bonus rights may be used to provide cash to employees for the payment of taxes in connection with awards under the Incentive Plan. No cash bonus rights have been granted under the Incentive Plan.

         The Board may grant awards intended to qualify as performance-based compensation under Section 162(m) of the Code and the regulations thereunder ("Performance-based Awards"). Performance-based Awards may be denominated either in shares of Common Stock or in dollar amounts. All or part of the awards will be earned if performance goals established by the Board for the period covered by the awards are met and the employee satisfies any other restrictions established by the Board. The performance goals will be expressed as one or more targeted levels of performance with respect to the Company or any subsidiary, division or other unit of the Company: earnings, earnings per share, stock price increase, total stockholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, cash flows or any of the foregoing. Currently, no participant may receive Performance-based Awards denominated in Common Stock in any fiscal year with respect to which the maximum number of shares issuable under the award, when aggregated with the shares issuable under any awards made in the preceding two fiscal years, exceeds 150,000 shares of Common Stock or Performance-based Awards denominated in dollars under which the maximum amount of cash payable under awards made in the immediately preceding two fiscal years, exceeds an aggregate of $300,000. Under the proposed amendment and restatement of the Incentive Plan, these limits are increased to 1,000,000 shares and $5,000,000, respectively. No Performance-based Awards have been granted under the Incentive Plan.

         Awards under the Incentive Plan may be granted to eligible persons residing in foreign jurisdictions. The Board may adopt supplements to the Incentive Plan necessary to comply with the applicable laws of foreign jurisdictions and to afford participants favorable treatment under those laws, but no award may be granted under any supplement with terms that are more beneficial to the participants than the terms permitted by the Incentive Plan. No foreign qualified grants have been awarded under the Incentive Plan.

Changes in Capital Structure

         The Incentive Plan provides that if the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or similar transaction, appropriate adjustment will be made by the Board in the number and kind of shares available for awards under the Incentive Plan. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each a "Transaction"), the Board will, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Incentive Plan: (i) outstanding options will remain in effect in accordance with their terms, (ii) outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction, or (iii) the Board will provide a 30-day period prior to the consummation of the Transaction during which outstanding options shall be exercisable to the extent exercisable and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period. In the event of the dissolution of the Company, options shall be treated in accordance with clause (iii) above.

Certain Federal Income Tax Consequences

         The following is a brief summary of the certain U.S. federal income tax consequences generally applicable to awards under the Incentive Plan.

         This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply with respect to participation in the Incentive Plan. In addition, this summary does not take into account the individual facts and circumstances of any particular recipant that may affect the U.S. federal income tax consequences of participation in the Incentive Plan. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any recipient. Each recipient should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and foreign tax consequences of participation in the Incentive Plan.

Scope of This Disclosure

         Authorities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, published Internal Revenue Service ("IRS") rulings, published administrative positions of the IRS and U.S. court decisions that are applicable as of the date of this document. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive basis.

Grant and Exercise of Options

         Incentive Stock Options
         -----------------------

         If the options granted under the Plan qualify as "incentive stock options" within the meaning of Section 422 of the Code, the following tax consequences will apply to recipients:

         o Grant. A recipient will not recognize any taxable income at the time an incentive stock option is granted.

         o Exercise. Upon the exercise of an incentive stock option, a recipient will not recognize any income for purposes of the regular income tax. However, a recipient may be required to recognize income for purposes of the alternative minimum tax (or "AMT").

              For purposes of the AMT, an incentive stock option will be treated as a non-qualified option. Accordingly, for purposes of the AMT, a recipient must recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price. As a result, if a recipient recognizes a substantial amount of AMT income upon exercise of the incentive stock option in relation to a recipient's taxable income from wages and other sources in the year a recipient exercises the option, a recipient may be subject to the AMT. Furthermore, the fact that a recipient recognizes AMT income at the time a recipient exercise an incentive stock option may not alter the amount of regular income a recipient must recognize at the time a recipient sells or otherwise disposes of the shares acquired upon exercise of the incentive stock option.

              A recipient is urged to consult his or her own tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares acquired upon exercise of an incentive stock option in the same calendar year in which such recipient acquired the shares to avoid having the AMT apply in the year a recipient exercises the option and the regular tax apply in the year the shares are sold. A recipient is also urged to consult his or her own tax advisor regarding the benefit that may be available from a tax credit for a prior year's minimum tax liability provided for in Section 53 of the Internal Revenue Code.

         o Tax Deduction for Company. If a recipient sells or otherwise dispose of shares acquired upon the exercise of an incentive stock option more than two years from the date the option was granted to such recipient and more than one year after he or she exercised the option, then the Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. However, if a recipient sells or otherwise disposes of the shares before the holding period described above is satisfied, then the Company will be allowed a tax deduction at the time and in the amount the recipient recognizes ordinary income, if and to the extent the amount satisfies the general rules concerning deductibility of compensation. Under current law, this income is not subject to income or payroll tax withholding.

         o Tax Basis of the Acquired Shares. If a recipient pays the exercise price for an incentive stock option in cash, his or her original tax basis in the shares received upon exercise will equal the option exercise price.

              If a recipient pays the exercise price for an incentive stock option by tendering other shares of the Company's common stock already owned by a recipient, and the recipient acquired those tendered shares through any means other than by exercising one or more incentive stock options, he or she will not recognize gain or loss on the tendered shares, but the recipient's original tax basis for an equal number of shares acquired upon exercise of the option will be the same as his or her adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the amount of the exercise price paid in cash, if any. If a recipient pays the exercise price solely by tendering other shares of the Company's stock, then the original tax basis of the remaining acquired shares will be zero.

              If a recipient pays the exercise price for an incentive stock option by tendering shares of the Company's common stock already owned by a recipient, and the recipient acquired those tendered shares by exercising another incentive stock option, Section 1036 of the Internal Revenue Code generally provides that such recipient will recognize no gain or loss with respect to the tendered shares (except possibly for purposes of the AMT as described above), as long as he or she has held the tendered shares for a period of time ending at least two years after the date the option for the tendered shares was granted and at least one year after a acquiring the tendered shares upon exercise of the option.

         o Sale of Shares and Characterization of Capital Gain or Loss. If a recipient sells or otherwise disposes of shares acquired upon exercise of an incentive stock option at a time more than two years from the date the option was granted to such recipient and more than one year after the recipient exercised the option, and if, as usually is the case, the common stock is a capital asset in such recipient's hands, then the recipient will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the shares and the exercise price he or she paid for the shares.

         o If a recipients sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before the holding period described above is satisfied, then such recipient will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the option was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the shares, and such recipient will recognize long-term or short-term capital gain or loss (depending on whether he or she has held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date such recipient exercised the option.

         Non-Qualified Stock Options
         ---------------------------

         If the options granted under the Incentive Plan do not qualify as "incentive stock options" within the meaning of Section 422 of the Code, they will be treated as "non-qualified" stock options (an "NQO") with the following tax consequences to recipients:

         o Grant. A recipient will not recognize any taxable income upon the grant of an NQO.

         o Exercise. Upon the exercise of an NQO, a recipient will recognize ordinary income in the amount, if any, by which (a) the fair market value of the Common Shares at the time of exercise exceeds
              (b) the exercise price for the NQO. The Compoany generally will be required to report this income to the IRS and to withhold income and payroll taxes.

         o Tax Basis in the Common Shares. If a recipient pays the exercise price for an NQO in cash, the tax basis in the Common Shares received generally will be equal to the sum of (a) such exercise price plus (b) the amount that such U.S. Participant is required to recognize as ordinary income as a result of the exercise of such NQO. A recipient who pays the exercise price for an NQO in property other than cash (including Common Shares) should consult his or her own financial advisor, legal counsel, or accountant regarding his or her tax basis in the Common Shares.

         o Tax Deduction for our Company. The Company generally will be allowed a deduction at the time and in the amount that such recipient recognizes ordinary income upon exercise of an NQO, subject to the general rules concerning deductibility of compensation and the special rules applicable to foreign corporations.

         Stock Appreciation Rights

         Grant. At the time a SAR is granted, a recipient will not recognize any taxable income.

         Exercise. At the time a recipient exercises a SAR, he/she will recognize ordinary income equal to the cash or fair market value of any shares of common stock received at that time (in the amount that is equal to the excess of the fair market value of a share of the Company's common stock on the date the SAR is exercised over the grant price of the SAR).

         Tax Deduction for Ensign. Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for the Company's taxable year in which a recipient recognizes ordinary income upon the exercise of a SAR.

         Tax Basis of the Acquired Shares. A recipient's tax basis in any shares received will equal the fair market value of those shares at the time he or she recognizes ordinary income as a result of exercising the SAR.

         Sale of Shares. If, as usually is the case, the shares are a capital asset in a recipient's hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as a capital gain or loss.

         Characterization of Capital Gain or Loss. Any capital gain or loss a recipient recognizes upon a sale of the shares will be characterized as long-term capital gain or loss if he or she has held the shares for more than 12 months and as short-term capital gain or loss if he or she has held the stock for 12 months or less. For purposes of determining whether a recipient will recognize long-term or short-term capital gain or loss on a subsequent sale of the shares, the holding period will begin at the time a recipient exercises the SAR.

         Restricted Stock Awards

         Grant and Lapse of Restrictions. Section 83(b) of the Internal Revenue
              Code allows a recipient to elect, within 30 days after the date a restricted stock award is received, to recognize and be taxed on ordinary income equal to the fair market value of the common stock at that time. If a recipient does not make a Section 83(b) election within 30 days from the date you the restricted stock award is received, he or she will recognize ordinary income equal to the fair market value of the common stock upon expiration of the restriction period.

         Forfeiture. If a recipient does not make the Section 83(b) election described above and, before the restriction period expires, he or she forfeits the restricted stock under the terms of the award, such recipient will not recognize any ordinary income in connection with the restricted stock award. If a recipient does make a Section 83(b) election and subsequently forfeits the restricted stock under the terms of the award, he or she will not be allowed an ordinary income tax deduction with respect to the forfeiture. However, such recipeint may be entitled to a capital loss.

         The Company urges each recipient to consult a tax advisor to determine, in light of current tax rates and possible future tax legislation, whether it is more advantageous to make a Section 83(b) election upon receipt of a restricted stock award (resulting in a current tax liability plus the potential for future capital gains, currently taxed at lower rates than the rate applicable to ordinary income, and a risk of forfeiture without an ordinary income tax deduction) than not making the Section 83(b) election (resulting in the deferral of tax and the eventual recognition as ordinary income of any appreciation in the fair market value of a recipient's shares).

         Dividends Received on Restricted Stock. Dividends, if any, received by a recipient before the end of the restriction period will be taxed as ordinary income to you.

         Tax Deduction for the Company. Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, a recipient recognizes ordinary income in connection with a restricted stock award. Dividends, if any, on the restricted stock that are received by a recipient before the end of the restriction period will also be deductible by the Company subject to the general rules concerning compensation.

         Tax Basis of Shares. A recipient's basis in the shares will equal their fair market value at the time you recognize ordinary income.

         Sale of Shares. A recipient cannot sell or otherwise dispose of the restricted stock until after the restriction period expires. When a recipient sells the shares after the restriction period expires, he or she will recognize gain or loss in an amount by which the sale price of the shares differs from his or her tax basis in the shares. If, as usually is the case, the shares are a capital asset in a recipient's hands, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss.

         Characterization of Capital Gain or Loss. Any capital gain or loss a recipient recognizes upon sale of the shares will be treated as long-term capital gain or loss if he or she has held the shares for more than 12 months from the date he or she recognized ordinary income with respect to the shares and as short-term capital gain or loss if he or she has held the stock for 12 months or less from the date such recipient recognized ordinary income.

         Performance Awards and Other Stock-Based Awards

         The Incentive Plan also authorizes performance awards and other stock-based awards, the terms of which are not specified in the Plan. The federal income tax consequences to recipients and to the Company upon the grant and exercise of the performance awards and other stock-based awards will depend on the terms of such awards.

Special Rules for Executive Officers and Directors Subject to Section 16(b)

         If a recipient is an executive officer or director of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, any shares acquired upon exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if a recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. In that case, the recipient may be deemed to have acquired the shares at a date up to six months after the date the award was exercised or paid out or vested, and such recipient will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise, payout or vesting.

         However, Section 83(b) of the Internal Revenue Code allows a recipient to elect to recognize ordinary income as of the date of exercise, payout or vesting, without regard to Section 16(b) restrictions. The recipient must make the election in the manner specified in Section 83(b) within 30 days after the date the recipient exercises the option or SAR or the date of payout or vesting, as applicable. If (1) the shares a recipient acquired upon the exercise, payout or vesting of the award are treated as restricted property for purposes of
Section 83 of the Internal Revenue Code because of the application of Section 16(b) of the Securities Exchange Act of 1934 and (2) a recieint does not make a
Section 83(b) election within the required time period, the amount of taxable ordinary income will be determined as follows:

         For non-qualified options (and incentive stock options treated as non-qualified options for purposes of the AMT), a recipient will recognize and be taxed on ordinary income in the amount by which the fair market value of the shares at the later date exceeds the exercise price, rather than recognizing, and being taxed on, ordinary income in the amount by which the fair market value of the shares on the exercise date exceeds the exercise price.

         For a SAR, a recipient will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares as of the date the recipient exercised the SAR.

         For restricted stock, a recipient will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the restricted stock vested.

         The Company urges each recipient to consult his or her own tax advisor for more details about these special rules and to help determine if he or she should make a Section 83(b) election.

         Deductibility of Executive Compensation Under Code Section 162(m).
Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation's principal executive officer and three most highly compensated officers (other than our principal financial officer). However, "qualified performance-based compensation" is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more "outside directors," (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant with respect to any performance period, must be approved by a majority of the corporation's stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

         The Incentive Plan has been designed to permit grants of options, SARs and other performance-based awards issued under the Incentive Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a NSO or a SAR or the receipt of other performance-based awards may be exempt from the $1,000,000 deduction limit. Other awards under the Incentive Plan may not so qualify for this exemption. The Incentive Plan's provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options, SARs and other performance-based awards consists exclusively of members of the Board who qualify as "outside directors," and the exercise price of the options (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of Common Stock to which such grants relate, the compensation income arising on exercise of those options or SARs or on receipt of other performance-based awards should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

NEW PLAN BENEFITS

         It is not possible to currently determine the exact number of options to be granted in the future under the Incentive Plan to our Named Executive Officers, to all executive officers as a group, to all non-executive directors as a group or to all employees as a group. During fiscal year 2007, no options were granted to the Named Executive Officers. On December 19, 2007, we granted 36,000 stock options to each of Mr. Mead and Mr. Turner, which vest ratably over three years. We do not, however, have any specific current plans or commitments for awards under the Incentive Plan.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE INCENTIVE PLAN.

--------------------------------------------------------------------------------

PROPOSAL 6:  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

         The Company is asking the stockholders to ratify the selection of Tanner LC as the Company's independent registered public accountants for the fiscal year ending August 31, 2008. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting will be required to ratify the selection of Tanner LC.

         In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board or Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such change would be in the best interest of the Company and its stockholders.

         Tanner LC audited the Company's financial statements for fiscal years ending August 31, 2007 and 2006. Its representatives will be present at the annual meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

         The following table presents fees for professional services rendered by Tanner LC for the audit of our annual financial statements for the fiscal years ended August 31, 2007 and August 31, 2006 and fees billed for other services rendered by Tanner LC during those periods.

                                                    2007             2006

Audit Fees(1)                                    $  126,000        $ 75,500
Audit-Related Fees(2)                                 5,900           6,265
                                            ---------------- ---------------
Total                                            $  131,900        $ 81,765
                                            ================ ===============
-------------------------

(1) Audit Fees consist of fees billed for the annual audits and quarterly reviews.

(2) Audit-Related Fees consist of fees billed for various SEC filings and accounting research.

PRE-APPROVAL POLICIES

         The Audit Committee pre-approved all audit, audit-related and non-audit services performed by our independent auditors and subsequently reviewed the actual fees and expenses paid to Tanner LC. The Audit Committee has determined that the fees paid to Tanner LC for services are compatible with maintaining Tanner LC's independence as our auditors.

AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the Company's audited financial statements with its management and has discussed with the Company's independent registered public accountant the matters to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee has received the written disclosures and the letter from the Company's independent registered public accountant required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and has discussed with the Company's independent registered public accountant the independent registered public accountant's independence.

         Based on its review, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Company's fiscal year ended August 31, 2007 be included in the Company's Annual Report on Form 10-K for its fiscal year ended August 31, 2007, which was filed on November 14, 2007.

                                                Submitted by:
                                                Douglas P. Boyd
                                                Steven G. Stewart
                                                Michael Nobel
                                                Members of the Audit Committee

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY
        THE SELECTION OF TANNER LC TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 31, 2008.

EXECUTIVE OFFICERS

         The names of the Company's executive officers, their ages and their respective business backgrounds are set forth below as of August 31, 2007. For information regarding the backgrounds of Hyrum A. Mead and Paul F. Turner, please see their biographical descriptions above under Proposal 1 regarding the election of directors. There are no family relationships among any of the Company's directors, officers or key employees.

Name                        Age     Position
----                        ---     --------
Hyrum A. Mead, MBA          60      President and Director
Dennis P. Gauger, CPA       55      Chief Financial Officer
Paul F. Turner, MSEE        60      Senior Vice President, Chief Technology
                                    Officer and Chairman of the Board

         Dennis P. Gauger, CPA, has served as Chief Financial Officer since May 2007. Mr. Gauger is a licensed Certified Public Accountant in Utah and Nevada, and serves on a part-time, contract basis. Mr. Gauger has served or currently serves other publicly held companies as a part-time, contract chief financial officer, including the following: since January 2004, Mr. Gauger has served as a director, Chief Financial Officer, and Secretary for Groen Brothers Aviation, Inc., a publicly held aviation company (GNBA - OTCBB); since April 2004, Mr. Gauger has served as a Chief Financial Officer for Cimetrix Incorporated, a publicly held software company (CMXX.OB - NASD OTC); since December 2006, Mr. Gauger has served as a Chief Financial Officer for Golden Phoenix Minerals, Inc. a publicly held mining company (GPXM.OB - NASD OTC); and from November 2001 until March 2007, Mr. Gauger served as a Chief Financial Officer for Nevada Chemicals, Inc., a chemical supply company to the gold mining industry (NCEM-NNM). Additionally, over the past eight years, he has served several public and private companies in a variety of industries as a part-time, contract financial executive and consultant. Previously, Mr. Gauger worked for Deloitte
& Touche LLP, an international accounting and consulting firm, for 22 years, including 9 years as an accounting and auditing partner. He is a member of the American Institute of Certified Public Accountants and the Utah Association of Certified Public Accountants.

SIGNIFICANT EMPLOYEES

         In addition to the officers and directors identified above, the Company expects the following individuals to make significant contributions to the Company's business during fiscal 2008:

Name                             Age     Position
----                             ---     --------
Brian L. Ferrand                 52      Vice President of Sales
Dixie Toolson Sells              57      Vice President of Regulatory Affairs
Richard A. White                 52      Vice President of International Sales

         Brian L. Ferrand, joined BSD Medical as Vice President of Sales in October 2005. From October 2004 to October 2005, Mr. Ferrand worked as an independent consultant. Previously, Mr. Ferrand served as Vice President of Sales and as a corporate officer of Merit Medical Systems, Inc. from 1993 until October 2004. At Merit Medical Systems, Mr. Ferrand also served as Director of Sales from 1992 to 1993 and as a National Sales Manager from 1991 to 1992. Merit Medical Systems (a NASDAQ company), is a leading manufacturer and marketer of products used in diagnostic and interventional cardiology and radiology procedures worldwide.

         Dixie Toolson Sells has served as Vice President of Regulatory Affairs of BSD since December 1994. Ms. Sells served as Administrative Director of BSD from 1978 to 1984; as Director of Regulatory Affairs from 1984 to September 1987; and as Vice President of Regulatory Affairs from September 1987 to October 1993. In October 1993, Ms. Sells resigned as Vice President of Regulatory Affairs, and she served as Director of Regulatory Affairs from October 1993 to December 1994. In December 1994, Ms. Sells was re-appointed as Vice President of Regulatory Affairs and was appointed as Corporate Secretary by the Board of Directors. Ms. Sells also serves on the Board of Directors of the Intermountain Biomedical Association. Ms. Sells resigned as Corporate Secretary of BSD in March 2002.

         Richard A. White, joined BSD Medical in 2004, and serves as Vice President of International Sales for the company. Mr. White has been deeply involved in international sales since obtaining his degree in international business at The Garvin School of International Management "Thunderbird" in 1980. He has played a key role in the founding of new companies, has led a national sales organization selling large capital equipment in power control systems and served as International Sales Manager for Merit Medical Systems (a NASDAQ company), which is a leading manufacturer and marketer of products used in diagnostic and interventional cardiology and radiology procedures worldwide. Prior to joining BSD Medical, Mr. White served for two years as manager of the Home Touch sales division of Life Touch.

EXECUTIVE COMPENSATION

Compensation Discussion And Analysis

         The following discussion and analysis provides information regarding the Company's executive compensation objectives and principles, procedures, practices and decisions, and is provided to help give perspective to the numbers and narratives that follow in the tables in this section. This discussion will focus on the Company's objectives, principles, practices and decisions with regards to the compensation of Paul F. Turner, Chairman of the Board, Senior Vice President and Chief Technology Officer, Hyrum A. Mead, President and Dennis
P. Gauger, Chief Financial Officer, our named executive officers ("Named Executive Officers").

Executive Compensation Objectives and Principles

         The overall objective of our executive compensation program is to help create long-term value for our shareholders by attracting and retaining talented executives, rewarding superior operating and financial performance, and aligning the long-term interests of our executives with those of our shareholders. Accordingly our executive compensation program incorporates the following principles:

              Compensation should be based upon individual job responsibility, demonstrated leadership ability, management experience, individual performance and Company performance.

              Compensation should reflect the fair market value of the services received. The Company believes that a fair and competitive pay package is essential to attract and retain talented executives in key positions.

              Compensation should reward executives for long-term strategic management and enhancement of shareholder value.

              Compensation should reward performance and promote a performance oriented environment.

Executive Compensation Procedures

         We believe that compensation paid to our executive officers should be closely aligned with our performance and the performance of each individual executive officer on both a short-term and a long-term basis, should be based upon the value each executive officer provides to our company, and should be designed to assist us in attracting and retaining the best possible executive talent, which we believe is critical to our long-term success. To attain our executive compensation objectives and implement the underlying compensation principles, we follow the procedures described below.

         Role of the Compensation Committee. The Compensation Committee has responsibility for establishing and monitoring our executive compensation programs and for making decisions regarding the compensation of our Named Executive Officers. The agenda for meetings of the Compensation Committee is determined by the Chairman of the Compensation Committee. The Compensation Committee sets the compensation package and annual bonus of the Named Executive Officers. Our President, Mr. Mead, suggests items to be considered by the Compensation Committee from time to time, including the compensation package for the other Named Executive Officers, and participates in the meetings of the Compensation Committee.

         The Compensation Committee relies on its judgment in making compensation decisions after reviewing our performance and evaluating our executives' leadership abilities and responsibilities with our company and their current compensation arrangements. The Compensation Committee assessment process is designed to be flexible so as to better respond to the evolving business environment and individual circumstances.

         Role of Compensation Consultant. Mercer Human Resource Consulting has assisted the Compensation Committee with its administration of compensation programs for the Company's executive officers. In 2006, the Compensation Committee engaged Mercer, an outside human resources consulting firm, to conduct a review of its total compensation program for executive officers and to provide peer compensation data. Based upon the market analyses performed by Mercer, it made recommendations to the Compensation Committee as to the form and amount of executive compensation to be awarded to the executive officers. The Compensation Committee considered the recommendations of Mercer in setting executive compensation for fiscal 2007.

Elements of Compensation

         Our executive compensation objectives and principles are implemented through the use of the following elements of compensation, each discussed more fully below:

         o    Base Salary

         o    Annual Incentive Bonuses

         o    Stock-Based Compensation

         o    Other Benefits

         Base Salary. The Compensation Committee approved the salaries of all our executive officers for fiscal year 2007. Salary decisions concerning these officers were based upon a variety of considerations consistent with the compensation philosophy stated above. First, salaries were competitively set relative to both other companies in the medical products industry and other comparable companies. In determining the salaries for our executives in fiscal 2007, the Compensation Committee compared the compensation of some of the public companies in the biotechnology industry to the compensation of our executives. In August 2006, our Compensation Committee reviewed the published compensation of the named executive officers of Introgen Therapeutics, Inc., RITA Medical Systems, Inc., Cell Therapeutics, Inc., Immunicon Corporation, Poniard Pharmaceuticals, Inc., Entremed, Inc., OXiGENE, Inc., Theragenics Corporation, Antigenics Inc./DE, Inovio Biomedical Corporation, Praecis Pharmaceuticals Incorporated and Celsion Corporation. We believe that the base salaries and the total compensation of our executives are approximately equal to or less than the median base salaries and median total compensation of executives with similar positions at these companies. Second, the Compensation Committee considered each officer's level of responsibility and individual performance, including an assessment of the person's overall value to the Company. Third, internal equity among employees was factored into the decision. Finally, the Compensation Committee considered our financial performance and our ability to absorb any increases in salaries. In the case of Mr. Gauger, base pay was paid in the form of a monthly fee for his services under his consulting agreement.

         Annual Incentive Bonuses. Each Named Executive Officer, other than Mr. Gauger, is eligible to receive an annual performance-based bonus. The annual bonus is intended to motivate participating executives to achieve both short-term and long-term strategic and financial objectives. Mr. Mead and Mr. Turner received bonuses determined by the Compensation Committee. For fiscal 2007, the Compensation Committee did not precisely define the parameters of the bonuses for Mr. Mead and Mr. Turner at the beginning of the year. However, the general goals of the company were discussed with these officers throughout the year. Based upon an assessment of the progress of the company, the Compensation Committee decided to award each of Mr. Mead and Mr. Turner a bonus equal to 25% of his base salary.

         Stock-Based Compensation. Each Named Executive Officer is eligible to participate in the BSD Medical Corporation 1998 Stock Incentive Plan, which provides for the granting of stock options, stock appreciation rights, performance awards, and other stock-based awards and cash-based awards to selected employees, non-employees and directors. Historically, we have issued options pursuant to this incentive plan, and typically these options vest ratably over a term of up to 5 years as determined by the Compensation Committee. We do not have any policies for allocating compensation between long-term and currently paid out compensation or between cash and non-cash compensation or among different forms of non-cash compensation. Although we do not have any formal policy for determining the amount of stock options or the timing of our stock option grants, we have historically granted stock options to high-performing employees (i) in recognition of their individual achievements and contributions to our company, and (ii) in anticipation of their future service and achievements. During fiscal year 2007, no options were granted to the Named Executive Officers. On December 19, 2007, we granted 36,000 stock options to each of Mr. Mead and Mr. Turner, which vest ratably over three years.

         Other Benefits. Our Named Executive Officers receive the same benefits that are available to all other full time employees, including the payment of health, dental, life and disability insurance premiums.

Deductibility of Executive Compensation

         Internal Revenue Code Section 162(m) limits the amount that we may deduct for compensation paid to our principal executive officer and to each of our three most highly compensated officers (other than our principal financial officer) to $1.0 million per person, unless certain exemption requirements are met. Exemptions to this deductibility limit may be made for various forms of performance-based compensation. In the past, annual cash compensation to our executive officers has not exceeded $1.0 million per person, so the compensation has been deductible. In addition to salary and bonus compensation, upon the exercise of stock options that are not treated as incentive stock options, the excess of the current market price over the option price, or option spread, is treated as compensation and accordingly, in any year, such exercise may cause an officer's total compensation to exceed $1.0 million. Under certain regulations, option spread compensation from options that meet certain requirements will not be subject to the $1.0 million cap on deductibility. While the compensation committee cannot predict how the deductibility limit may impact our compensation program in future years, the compensation committee intends to maintain an approach to executive compensation that strongly links pay to performance.

         The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code. In certain situations, the Compensation Committee may approve compensation that will not meet the requirements of Code Section 162(m) in order to ensure competitive levels of total compensation for its executive officers. No Named Executive Officer's compensation in 2007 exceeded the $1 million deduction limit.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed the Compensation Discussion and Analysis with the Company's management. Based on such review and discussions with management, the Compensation Committee recommended to the Board that the foregoing Compensation Discussion and Analysis be included in this Annual Report.

         COMPENSATION COMMITTEE

         Douglas P. Boyd
         Steven G. Stewart
         Michael Nobel

Summary Compensation Table

         The table below summarizes the total compensation paid to or earned by each of the Named Executive Officers for services in all capacities to the Company and its affiliates for the year ended August 31, 2007:

                                                              Non-Equity          All
          Name and                                          Incentive Plan       Other
     Principal Position        Year     Salary    Bonus(1)   Compensation     Compensation     Total
-------------------------------------------------------------------------------------------------------
            (a)                (b)        (c)        (d)          (g)             (h)           (i)
Paul F. Turner                 2007   $215,000    $53,000         $ -           $7,049 (2)   $275,049
Chairman of the Board,
Senior VP and Chief
Technology Officer

Hyrum A. Mead                  2007    250,000     63,000          -             7,049 (3)    320,049
President

Dennis P. Gauger               2007        -          -            -            24,000 (4)     24,000
Chief Financial Officer

(1) The amounts shown in this column constitute the cash bonuses made to certain named executive officers. These awards are discussed in further detail in the Compensation Discussion and Analysis section of this proxy statement.
(2) This amount consists of life insurance premiums of $145, medical insurance premiums of $6,263 and disability insurance premiums of $641 paid by the Company.

(3) This amount consists of life insurance premiums of $145, medical insurance premiums of $6,263 and disability insurance premiums of $641 paid by the Company.
(4) This amount consists entirely of fees paid to Mr. Gauger as Chief Financial Officer on a part-time, contract basis in fiscal 2007.

Employment and Independent Contractor Agreements.

         We entered into an employment agreement with Mr. Mead dated August 10, 1999. This agreement provides that Mr. Mead shall receive an annual base salary, which shall be reviewed annually by the Board of Directors. Mr. Mead's annual base salary was raised to $250,000 effective September 1, 2006. In the event of termination of Mr. Mead's employment with the Company without cause (as defined in the agreement) or Mr. Mead's resignation for good reason (as defined in the agreement), the agreement provides that Mr. Mead will receive severance compensation for a period of six months, including an extension of all benefits and perquisites. The severance amount shall include six months of salary at the highest rate paid to Mr. Mead prior to termination and an additional amount equal to all bonuses received by Mr. Mead during the 12-month period preceding termination (excluding any signing bonus received during such period). The agreement also requires us to vest any options granted to Mr. Mead for the purchase of our Common Stock, allowing a 90-day period for Mr. Mead to exercise those options. Mr. Mead's agreement includes a non-competition covenant prohibiting him from competing with us for one year following his termination.

         We entered into an employment agreement with Mr. Turner dated November 2, 1988. The agreement sets Mr. Turner's annual base salary for each year until October 1, 1993 and provides that after October 1, 1993 Mr. Turner's annual base salary will be based upon a reasonable mutual agreement between Mr. Turner and the Company. Mr. Turner's annual base salary was raised to $210,000 effective September 1, 2006. In the event of termination of Mr. Turner's employment with the Company without cause (as defined in the agreement) or Mr. Turner's resignation for good reason (as defined in the agreement), the agreement provides that Mr. Turner will receive severance pay for a one-year period, which pay includes an extension of all of his rights, privileges and benefits as an employee (including medical insurance). The one-year severance pay shall be equal to Mr. Turner's average annual salary for the 12-month period immediately prior to the termination. The agreement also requires us to pay Mr. Turner for any accrued, unused vacation at the time of termination. We are also obligated to pay Mr. Turner $1,000 (or the equivalent value in stock options) for each newly issued patent obtained by us as a result of Mr. Turner's efforts (Mr. Turner receives only $500 if multiple inventors are involved). Mr. Turner's agreement includes a non-competition covenant prohibiting him from competing with us for one year following his termination. We may continue the non-competition period for up to four additional years by notifying Mr. Turner in writing and by continuing the severance payments for the additional years during which the non-competition period is extended.

         Dennis P. Gauger, Chief Financial Officer, serves the Company on a part-time, contract basis. The Company has an agreement with Mr. Gauger for a term ending May 1, 2008, which provides monthly compensation of $6,000.

Outstanding Equity Awards at Fiscal Year-End

         This table provides information on the year-end 2007 holdings of Company stock options by the Named Executive Officers.

                          Number of       Number of
                         Securities     Securities
                         Underlying     Underlying
                        Unexercised     Unexercised      Option        Option
                          Options         Options       Exercise     Expiration
         Name           Exercisable    Unexercisable    Price ($)       Date
                            (#)             (#)
--------------------------------------------------------------------------------
         (a)                (b)             (c)            (d)           (e)


Paul F. Turner          277,212 (1)          -            1.20       04/09/2014

Hyrum A. Mead            74,464 (1)          -            0.37       08/09/2010

Hyrum A. Mead           200,000 (2)          -            0.81       01/18/2010

Hyrum A. Mead           400,000 (1)          -            1.20       04/09/2014


(1) Options vest in equal annual installments (33.3% each year) on the anniversary of the date of grant.
(2) Options vest in equal annual installments (20% each year) on the anniversary of the date of grant .

Option Exercises and Stock Vested

         The named executive officers exercised stock options during the year ended August 31, 2007 as outlined below.

                         Number of Shares Acquired  Value Realized on Exercise
           Name               on Exercise (#)                 ($) (1)
--------------------------------------------------------------------------------
           (a)                      (b)                         (c)

Paul F. Turner                    22,788                      88,501
Hyrum A. Mead                      5,284                      30,013

(1) The amounts in this column reflect the difference between the exercise price of the options and the market price of the Company's Common Stock on the date of exercise.

Potential Payments Upon Termination

         The information below describes and quantifies certain payments or benefits that would be payable to Named Executive Officers under their existing employment agreements and our existing plans and programs had they been terminated on August 31, 2007. These benefits are in addition to benefits generally available to all salaried employees of the Company in connection with a termination of employment such as disability and life insurance benefits, the value of employee-paid group health plan continuation coverage under COBRA and accrued vacation pay.

         As discussed above, Messrs. Turner and Mead have written employment agreements that provide for certain severance payments and benefits in the event of termination of their employment with the Company without cause or their resignation for good reason. Additionally, their employment agreements provide for acceleration of vesting of a portion of their otherwise unvested stock options in the event they are terminated without cause or resign for good reason. In order for Mr. Mead to receive his severance payment for the vesting of his options to accelerate, his termination must occur prior to a change of control of our company.

                                 Severance Pay      Stock Option Vesting
             Name                     ($)           Acceleration (3) ($)
------------------------------- ----------------- --------------------------
             (a)                      (b)                    (c)

Paul F. Turner (1)                  210,000                   -
Hyrum A. Mead (2)                   125,500                   -

(1) Mr. Turner's employment agreement provides for severance pay equal to Mr. Turner's average annual salary for the 12-month period immediately prior to the termination. Mr. Turner will also be granted an extension of all rights, privileges and benefits as an employee (including medical insurance).
(2) Mr. Mead's employment agreement provides for six months severance pay at the highest rate of salary paid to Mr. Mead prior to termination and an additional amount equal to all bonuses received during such period (excluding any signing bonus received during such period). Mr. Mead is also entitled to accelerated vesting of his options under the Company's equity compensation plans, allowing a 90-day period for Mr. Mead to exercise those options. Mr. Mead will also be granted an extension of all rights, privileges and benefits as an employee (including medical insurance).
(3) All stock options held by Messrs. Turner and Mead as of August 31, 2007 were fully vested at August 31, 2007.

         The Company does not have any agreement with Mr. Gauger to pay him severance or other benefits following termination of his engagement, other than monthly fees for services rendered prior to the effective date of such termination. Therefore, if Mr. Gauger's engagement by the Company had terminated for any reason on August 31, 2007, he would not have been entitled to any severance or other benefits following such termination other than monthly fees earned for services rendered prior to such termination.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information known to us with respect to beneficial ownership of our Common Stock as of November 30, 2007 for (i) each director and nominee, (ii) each holder of 5.0% or greater of our Common Stock,
(iii) our Named Executive Officers, and (iv) all executive officers and directors as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the Commission) and generally includes voting or investment power with respect to securities. Shares subject to options that are exercisable within 60 days following November 30, 2007 are deemed to be outstanding and beneficially owned by the optionee or group of optionees for the purpose of computing share and percentage ownership of that optionee or group of optionees, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown beneficially owned by them. The inclusion of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. The percentage calculation of beneficial ownership is based on 21,288,333 shares of Common Stock outstanding as of November 30, 2007. Except as otherwise noted, the address of each person listed on the following table is 2188 West 2200 South, Salt Lake City, Utah 84119.

                                                Common Stock Beneficially Owned
          Name of Beneficial Owner              Shares                  Percent

           Officers and Directors
Dr. Gerhard W. Sennewald (1)                    6,536,173                 30.7%
Paul F. Turner (2)                              2,162,994                 10.0%
Hyrum A. Mead (3)                                 778,164                  3.5%
Dr. Michael Nobel (4)                             273,324                  1.3%
Douglas P. Boyd (5)                               247,507                  1.2%
Steven G. Stewart (6)                              13,543                     *
Dennis P. Gauger                                        -                     -
           Holders of More Than 5%
John E. Langdon (7)                             1,295,010                  6.2%
All Executive Officers and Directors as a      10,011,705                 44.8%
Group (7 persons) (8)

* Less than 1%

(1) Includes 26,000 shares subject to stock options that are currently exercisable or exercisable within 60 days after November 30, 2007.
(2) Includes 277,212 shares subject to stock options that are currently exercisable or exercisable within 60 days after November 30, 2007.
(3) Includes 674,464 shares subject to stock options that are currently exercisable or exercisable within 60 days after November 30, 2007.
(4) Includes 51,000 shares subject to stock options that are currently exercisable or exercisable within 60 days after November 30, 2007.
(5) Includes 16,000 shares subject to stock options that are currently exercisable or exercisable within 60 days after November 30, 2007.
(6) Includes 9,274 shares subject to stock options that are currently exercisable or exercisable within 60 days after November 30, 2007.
(7) Includes 351,862 shares owned directly by Mr. Langdon. The remaining shares are held in the Dora Lee Langdon 1994 Children's trust for the Benefit of Clay Allison Langdon and Lee Kendall Langdon, for which Mr. Langdon is Trustee. Mr. Langdon's address is: 2501 Parkview Drive, Suite 500, Fort Worth, TX 76102.
(8) Includes 1,053,950 shares subject to stock options that are currently exercisable or exercisable within 60 days after November 30, 2007.


EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes the Company's equity compensation plans as of August 31, 2007.



                                                                                          Number of securities
                                                                                          remaining available for
                                Number of securities to be   Weighted-average exercise    future issuance under
                                issued upon exercise of      price of outstanding         equity compensation plans
                                outstanding options,         options, warrants and        (excluding securities
Plan category                   warrants and rights          rights                       reflected in column (a))
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                            (a)                          (b)                          (c)
Equity compensation plans                1,795,853                      $2.31                       631,185 (2)
approved by security holders
(1)

Equity compensation plans not                    -                          -                            -
approved by security holders

Total                                    1,795,853                      $2.31                       631,185


(1) A total of 3,677,300 shares of Common Stock have been reserved for issuance under the plans. To date, a total of 1,092,231 options have been exercised under the plans.

(2) A total of 883,326 shares were available for future issuances under our equity compensation plans as of September 1, 2006.


--------------------------------------------------------------------------------

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during the year ended August 31, 2007, all reporting persons complied with all applicable filing requirements.

--------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

--------------------------------------------------------------------------------

         Since September 1, 2006, there has not been, nor is there any proposed transaction in which the Company was or will be a party or in which it was or will be a participant, involving an amount that exceeded or will exceed $120,000 and in which any director, executive officer, beneficial owner of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions which are described below.

         Medizin-Technik GmbH. BSD supplies equipment components to Medizin-Technik GmbH located in Munich, Germany, which is a significant distributor of BSD's products in Europe. Medizin-Technik purchases equipment, which it installs, and components to service the BSD hyperthermia therapy systems that Medizin-Technik sells to its customers in Europe. For the fiscal years 2006 and 2007 and for the first quarter of fiscal year 2008, BSD had revenue of $689,086, $1,385,332 and $908,025, respectively, from the sale of systems and various component parts sold to Medizin-Technik. As of August 31, 2006 and 2007, and as of the end of the first quarter of fiscal year 2008, accounts receivable from Medizin-Technik were $261,543, $488,200 and $1,036,247, respectively. Dr. Gerhard W. Sennewald, one of BSD's directors and significant stockholders, is the President and Chief Executive Officer of Medizin-Technik and its sole stockholder. Management believes the terms of the transactions with Medizin-Technik were arms length and fair to the Company.

         The Company does not have a formal written process for reviewing related person transactions. The Company expects that its management will review for potential conflict of interest situations, on an ongoing basis, any future proposed transaction, or series of transactions, with related persons, and either approve or disapprove each reviewed transaction or series of related transactions with related persons.

--------------------------------------------------------------------------------

STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

         No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held on or about February 1, 2009. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 2009 annual meeting of stockholders of the Company, provided such proposals are received by the Company in writing no later than September 2, 2008 and are otherwise in compliance with Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to rules adopted by the Commission, if a shareholder intends to propose any matter for a vote at the Company's 2009 annual meeting of stockholders, but fails to notify the Company of that intention by November 16, 2008, then a proxy solicited by the Board of Directors may be voted on that matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting the proxy and without the matter appearing as a separate item on the proxy card.

--------------------------------------------------------------------------------

OTHER MATTERS

--------------------------------------------------------------------------------

         The Company is unaware of any business, other than described in this Proxy Statement, that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

         To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please promptly indicate your choices via the internet, by phone or by mail according to the procedures described on the proxy card. The submission of a proxy via the internet, by phone or by mail does not prevent you from attending and voting at the Annual Meeting.

--------------------------------------------------------------------------------

AVAILABLE INFORMATION

--------------------------------------------------------------------------------

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Commission.

Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the Commission at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the Commission at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the Commission maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the Commission at http://www.sec.gov.

         The Company's Common Stock is quoted on the AMEX and trades under the symbol "BSM".

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

         The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of that person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2007, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Commission. Written requests for that information should be directed to the Secretary of the Company at the address on the first page of this proxy statement.

                                   APPENDIX A

--------------------------------------------------------------------------------

                             BSD MEDICAL CORPORATION

                           SECOND AMENDED AND RESTATED

                            1998 DIRECTOR STOCK PLAN


Part A.  PLAN ADMINISTRATION AND ELIGIBILITY

1.       Purpose.
         -------

The purpose of this Second Amended and Restated 1998 Director Stock Plan (the "Plan") of BSD Medical Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company (each, a "Non-Employee Director," or collectively, the "Non-Employee Directors") whose continued services are considered essential to the Company's continued progress and thus to provide them with a further incentive to remain as directors of the Company.

2.       Administration.
         --------------

The Board of Directors (the "Board") of the Company or any committee (the "Committee") of the Board that will satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any regulations promulgated thereunder, as from time to time in effect, including any successor rule ("Rule 16b-3"), shall supervise and administer the Plan. The Committee shall consist solely of two or more non-employee directors of the Company, who shall be appointed by the Board. A member of the Board shall be deemed to be a "non-employee director" only if such member satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors under Rule 16b-3. No member of the Board or the Committee shall receive additional compensation for services in connection with the administration of the Plan.

The Board or the Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. All questions of interpretation of the Plan or of any shares issued under it shall be determined by the Board or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

3.       Participation in the Plan.
         -------------------------

Each member of the Board who is not an employee of the Company or any of its subsidiaries or affiliates shall receive payment for his or her Annual Retainer (as defined in Section 6 below) under the Plan, and shall receive an Option annually, for so long as he or she serves as a director of the Company.

4.       Stock Subject to the Plan.
         -------------------------

The maximum number of shares of the Company's common stock, par value $0.01 per share ("Common Stock"), which may be issued under the Plan, either as a Common Stock Payment, as defined below, or upon exercise of Options, as defined below, shall be one million five hundred thousand (1,500,000). The limitation on the number of shares which may be issued under the Plan shall be subject to adjustment as provided in Section 9 of the Plan.

Part B.  TERMS OF THE PLAN

1.       Effective Date of the Plan.
         --------------------------

The Plan shall be effective as of September 1, 1998, subject to the approval and ratification of the Plan by the shareholders of the Company. The Plan shall terminate on August 31, 2011, unless earlier terminated by the Board of Directors or the Committee.

2.       Terms and Conditions.
         --------------------

         a. Compensation. During the term of the Plan, the Company shall pay to each Non-Employee Director for each year in which the Non-Employee Director serves as a Non-Employee Director of the Company, annual compensation in the amount of Thirty Thousand Dollars ($30,000) (the "Annual Retainer"); provided, however, that any Non-Employee Director qualifying as a "financial expert" pursuant to Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended ("Financial Expert"), shall receive an Annual Retainer of Thirty-five Thousand Dollars ($35,000). If a Non-Employee Director no longer serves as a director of the Company, for any reason including death or disability, such Non-Employee Director shall be entitled to all unpaid portions of his or her Annual Retainer which shall have accrued (on a daily basis) through the date of such termination.

         b. Cash Payments. Each Non-Employee Director shall receive annually from the Company, as part of the Annual Retainer, Fifteen Thousand Dollars ($15,000) in cash (the "Cash Payment"); provided, however, that the Financial Expert shall receive an annual Cash Payment of Twenty Thousand Dollars ($20,000). The Cash Payment shall be made in arrears in equal semi-annual installments on March 1 and September 1 of each year (or if such day is not a business day, on the next succeeding business day), with the first Cash Payment to be made on or about March 1, 1999.

         c. Common Stock Payments.

              (i) Number of Shares Subject to Common Stock Payment. Each Non-Employee Director shall receive annually and automatically from the Company the balance of the Annual Retainer in the form of shares of Common Stock (the "Common Stock Payment"). The Common Stock Payment shall be made in arrears in semi-annual installments on March 1 and September 1 of each year (or if such day is not a business day, on the next succeeding business day), with the first Common Stock Payment to be made on or about March 1, 1999. The number of shares of Common Stock included in each Common Stock Payment shall be determined by dividing Fifteen Thousand Dollars ($15,000) by (i) the preceding twenty (20) day average of the closing prices for the Common Stock as reported by the American Stock Exchange, if available, on the date in question (or, if such day is not a business day, on the next succeeding business day),

         (ii) the average of the prices quoted by the then market makers in the Company's Common Stock on such dates or (iii) by such amount as the Board or Committee determines in good faith to be the fair value of a share of Common Stock (each, the "Fair Market Value"). The amount of each installment shall be equal to the largest number of whole shares determined as follows:

                           $15,000 = Number of Shares
                       -----------------------------------
                       Fair Market Value on Date of Award

Any payment for a fractional share automatically shall be paid in cash based upon the Fair Market Value on the date of the respective award of such fractional share.

              (ii) Holding Period for Common Stock Payment Shares. The shares of Common Stock included in each Common Stock Payment shall be deposited in certificate or book entry form in escrow with the Company's Secretary until the six-month anniversary of the date of issuance. The Non-Employee Director shall retain all rights in the shares while they are held in escrow, such as voting rights and the right to receive dividends, but the Non-Employee Director shall not have the right to pledge, sell or otherwise transfer such shares until after the six-month anniversary of the issuance date, at which time the Company's Secretary shall release the shares from escrow and deliver any applicable stock certificates to the Non-Employee Director or release any applicable restrictions on the Non-employee Director's book entry account.

         d. Options.

              (i) Annual Grant. In addition to the Annual Compensation, during the term of the Plan, the Company shall grant to each Non-Employee Director for each year in which the Non-Employee Director serves as a Non-Employee Director of the Company, an option to purchase 30,000 shares of Common Stock (the "Option"). The Option shall be granted effective September 1 in each year, beginning in 1998. The Option shall not qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986. If a Non-Employee Director no longer serves as a director of the Company, for any reason including death or disability, such Non-Employee Director shall be entitled to the portion of his or her Option which shall have accrued (on a daily basis) through the date of such termination.

              (ii) Purchase Price. The purchase price of the Common Stock issued pursuant to an exercise of the Option shall be the Fair Market Value of the Common Stock at the date the Option is granted (the "Purchase Price"), with such fair market value to be determined as provided in
         Section 6.c.(i) above. The Purchase Price shall be payable upon the exercise of the Option and may be paid by (i) cash or check payable to the Company, (ii) the delivery to the Company of the number of outstanding shares of Common Stock equal in Fair Market Value to the Purchase Price, or (iii) receiving from the Company in exchange for the Option the number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock of the Company over the Purchase Price per share of Common Stock, multiplied by the number of shares of Common Stock underlying the Option.

              (iii) Term and Vesting. Except as otherwise set forth herein, unless earlier exercised, each Option shall terminate and expire upon the tenth anniversary of the date such Option is awarded. Twenty percent (20%) of each Option granted to a Non-Employee Director shall vest on each anniversary of the effective date of the award, provided that the Non-Employee shall have remained a director of the Company since the date of the award. In the event a Non-Employee Director ceases to serve as a director of the Company for any reason, any Option granted to a Non-Employee Director which has (i) not vested in accordance with this section shall be forfeited without compensation by the Company, and all rights of the Non-Employee Director in respect of such non-vested portion of the Option shall terminate and be of no further force or effect, and (ii) vested in accordance with this section shall remain exercisable for a period of one hundred eighty days following the last day such Non-Employee Director is a director of the Company, after which period the Option shall terminate and be of no further force or effect.

Part C.  GENERAL PROVISIONS

1.       Assignments.
         -----------

The rights and benefits under this Plan may not be assigned, pledged or hypothecated. Upon the death of a Non-Employee Director, such person's rights to receive any payments hereunder will transfer to such person's named beneficiary, if any, or to his or her estate, and any Option to which such beneficiary or estate is entitled and has vested shall remain exercisable by such beneficiary or estate for a period of one hundred eighty days after the death of the Non-Employee Director.

2.       Limitation of Rights.
         --------------------

Neither the Plan, nor the issuance of shares of Common Stock nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

3.       Changes in Present Stock.
         ------------------------

In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's present Common Stock, at the time of such event the Board or the Committee shall make appropriate adjustments to the number (including the aggregate number specified in Section 4) and kind of shares to be issued under the Plan and the price of any Common Stock Payment and Purchase Price.

4.       Amendment of the Plan.
         ---------------------

The Board shall have the right to amend, modify, suspend or terminate the Plan at any time for any purpose; provided, that following the approval of the Plan by the Company's shareholders, the Company will seek shareholder approval for any change to the extent required by applicable law, regulation or rule.

5.       Compliance with Section 16 of the Exchange Act.
         ----------------------------------------------

It is the Company's intent that the Plan comply in all respects with Rule 16b-3. If any provision of this Plan is found not to be in compliance with such rule and regulations, the provision shall be deemed null and void, and the remaining provisions of the Plan shall continue in full force and effect. All transactions under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder. The Board or the Committee may, in its sole discretion, modify the terms and conditions of this Plan in response to and consistent with any changes in applicable law, rule or regulation.

6.       Governing Law.
         -------------

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware.

                                   APPENDIX B

--------------------------------------------------------------------------------

                             BSD MEDICAL CORPORATION

                           SECOND AMENDED AND RESTATED

                            1998 STOCK INCENTIVE PLAN


BSD MEDICAL CORPORATION, a Delaware corporation, (the "Company") adopts this Second Amended and Restated Stock Incentive Plan (the "Plan"), effective December 31, 2008, subject to stockholder approval.

1. Purpose. The purpose of this Plan is to enable the Company to attract and retain the services of and provide performance incentives to (1) selected employees, officers and directors of the Company or of any subsidiary of the Company ("Employees") and (2) selected nonemployee agents, consultants, advisors and independent contractors of the Company or any subsidiary.

2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 13, the shares to be offered under the Plan shall consist of shares of the common stock of the Company, par value $.01 per share ("Shares"), and the total number of Shares that may be issued under the Plan shall not exceed three million four hundred twenty seven thousand three hundred (3,427,300) Shares, all of which may be issued pursuant to the exercise of options granted pursuant to the Plan. The Shares issued under the Plan may be authorized and unissued Shares or reacquired Shares or Shares acquired in the market. If any award granted under the Plan expires, terminates or is canceled, the unissued Shares subject to such award shall again be available under the Plan and if Shares which are awarded under the Plan are forfeited to the Company or repurchased by the Company, that number of Shares shall again be available under the Plan.

3. Effective Date and Duration of Plan.

         (a) Effective Date. The Plan (as amended and restated) shall be effective on the date adopted by the Board of Directors subject to stockholder approval. Awards may be granted and Shares may be awarded or sold under the Plan at any time after the effective date and before termination of the Plan.

         (b) Duration. The Plan shall terminate ten years from the date the plan is adopted by the Board of Directors, or the date the plan is approved by the shareholders, whichever is earlier, subject to earlier termination by the Board of Directors. The Board of Directors may suspend or terminate the Plan at any time, except with respect to awards then outstanding under the Plan. Termination shall not affect the terms of any outstanding awards.

4. Administration.

         (a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to the administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to Shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         (b) Committee. The Board of Directors may delegate to a committee of the Board of Directors (the "Committee") any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 14.

         (c) Officer. The Board of Directors or the Committee, as applicable, may delegate to an executive officer of the Company authority to administer those aspects of the Plan that do not involve the designation of individuals to receive awards or decisions concerning the timing, amounts or other terms of awards. No officer to whom administrative authority has been delegated pursuant to this provision may waive or modify any restriction applicable to an award to such officer under the Plan.

5. Types of Awards; Eligibility. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant "Incentive Stock Options", as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in paragraph 6; (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in paragraph 6; (iii) award Shares as provided in paragraph 7; (iv) sell Shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant Performance-based Rights as provided in paragraph 11 and (viii) grant foreign qualified awards as provided in paragraph
12. Any such awards may be made to Employees, including Employees who are officers or directors, and to other individuals described in paragraph 1 whom the Board of Directors believes have made or will make an important contribution to the Company or any subsidiary of the Company; provided, however, that only Employees shall be eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. Unless otherwise determined by the Board of Directors with respect to an award, each option, stock appreciation right, cash bonus right or performance-based right granted pursuant to the Plan by its terms shall be nonassignable and nontransferable by the recipient, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the recipient's domicile at the time of death. No fractional Shares shall be issued in connection with any award. In lieu of any fractional Shares, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of Shares may be rounded downward to the next whole share. No Employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 1,000,000 Shares in any consecutive three-year period.

6. Option Grants. With respect to each option grant, the Board of Directors shall determine the number of Shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option and any other terms of the grant, all of which shall be set forth in an option agreement between the Company and the optionee. In the case of Incentive

Stock Options, all terms shall be consistent with the requirements of the Code and applicable regulations. Upon the exercise of an option, the number of Shares reserved for issuance under the Plan shall be reduced by the number of Shares issued upon exercise of the option less the number of Shares surrendered or withheld in connection with the exercise of the option and the number of Shares surrendered or withheld to satisfy withholding obligations in accordance with paragraph 17.

7. Award of Shares. The Board of Directors may award Shares under the Plan as bonuses or otherwise. The aggregate number of Shares that may be awarded to any single participant pursuant to this provision shall not exceed 1,000,000 Shares. Shares awarded pursuant to this paragraph shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any other terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the Shares awarded shall bear any legends required by the Board of Directors. Upon the issuance of a an award of Shares, the number of Shares available for issuance under the Plan shall be reduced by the number of Shares issued less the number of any Shares surrendered to satisfy withholding obligations in accordance with paragraph 17.

8. Purchased Shares. The Board of Directors may issue Shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. All Shares issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the Shares prior to the delivery of certificates representing such Shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the Shares shall bear any legends required by the Board of Directors. Upon the issuance of purchased Shares, the number of Shares available for issuance under the Plan shall be reduced by the number of Shares issued less the number of any Shares surrendered to satisfy withholding obligations in accordance with paragraph 17.

9. Appreciation Rights.

         (a) Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

         (b) Exercise. Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one Share over the option price per Share under the option to which the stock appreciation right relates), multiplied by the number of Shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. Payment by the Company upon exercise of a stock appreciation right may be in Shares valued at fair market value, in cash, or partly in Shares and partly in cash, all as determined by the Board of Directors. The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted thereafter. Upon the exercise of a stock appreciation right for Shares, the number of Shares available for issuance under the Plan shall be reduced by the number of Shares issued less the number of any Shares surrendered or withheld to satisfy withholding obligations in accordance with paragraph 17. Cash payments for stock appreciation rights shall not reduce the number of Shares available for issuance under the Plan.

10. Cash Bonus Rights. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted, (iii) Shares awarded or previously awarded and (iv) Shares sold or previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. The payment of a cash bonus shall not reduce the number of Shares available for issuance under the Plan. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part if, in the sole discretion of the Board of Directors, the bonus right will result in a tax deduction that the Company has sufficient taxable income to use. A cash bonus right granted in connection with an award of Shares pursuant to paragraph 7 or purchase of Shares pursuant to paragraph 8 will entitle the recipient to a cash bonus payable when the award of Shares is made or the Shares are purchased or restrictions, if any, to which the Shares are subject lapse. If the Shares awarded or purchased are subject to restrictions and are repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the Shares awarded or purchased shall terminate and may not be exercised.

11. Performance-based Awards. The Board of Directors may grant awards intended to qualify as performance-based compensation under section 162(m) of the Code and the regulations thereunder ("Performance-based Awards"). Performance-based Awards shall be denominated at the time of grant either in Shares ("Stock Performance Awards") or in dollar amounts ("Dollar Performance Awards"). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Board of Directors, subject to the limitations set forth in paragraph 2, in Shares ("Performance Shares"), or in cash or any combination thereof. Performance-based Awards shall be subject to the following terms and conditions:

         (a) Award Period. The Board of Directors shall determine the period of time for which a Performance-based Award is made (the "Award Period").

         (b) Performance Goals and Payment. The Board of Directors shall establish in writing objectives ("Performance Goals") that must be met by the Company or any subsidiary, division or other unit of the Company ("Business Unit") during the Award Period as a condition to payment being made under the Performance-based Award. The Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per Share, stock price increases, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, cash flows or any of the foregoing (determined according to criteria established by the Board of

Directors). The Board of Directors shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment (subject to paragraph 11(d)). The Board of Directors may establish other restrictions to payment under a Performance-based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted Shares subject to forfeiture in whole or in part if Performance Goals, or if applicable, other restrictions are not satisfied.

         (c) Computation of Payment. During or after an Award Period, the performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-based Award. If the Performance Goals are met or exceeded, the Board of Directors shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-based Award.

         (d) Maximum Awards. No participant may receive Stock Performance Awards in any fiscal year under which the maximum number of Shares issuable under the award, when aggregated with the Shares issuable under any awards made in the immediately preceding two fiscal years, exceeds 1,000,000 Shares or Dollar Performance Awards in any fiscal year under which the maximum amount of cash payable under the award, when aggregated with the amount of cash payable under awards made in the immediately preceding two fiscal years, exceeds an aggregate of $5,000,000.

         (e) Effect on Shares Available. The payment of a Performance-based Award in cash shall not reduce the number of Shares available for issuance under the Plan. The number of Shares available for issuance under the Plan shall be reduced by the number of Shares issued upon payment of an award, less the number of Shares surrendered or withheld to satisfy withholding obligations.

12. Foreign Qualified Grants. Awards under the Plan may be granted to such Employees and such other persons described in paragraph 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms that are more beneficial to the participants than the terms permitted by the Plan.

13. Changes in Capital Structure.

         (a) Share Splits and Dividends. If the number of outstanding Shares of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of securities of the Company by reason of any Share split, combination or dividend payable in Shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of Shares available for grants under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of Shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional Shares, and any fractional Shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by Board of Directors shall be conclusive.

         (b) Mergers, Reorganizations, Etc. The Board of Directors may include such terms and conditions, including without limitation, provisions relating to acceleration in the event of a change in control, as it deems appropriate in connection with any award under the Plan with respect to a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party or a sale or all or substantially all of the Company's assets (each, a "Transaction").Notwithstanding the foregoing, in the event of a Transaction, the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one or the following alternatives for treating outstanding Incentive Stock Options or Non-Statutory Stock Options under the Plan:

              (i) Outstanding options shall remain in effect in accordance with their terms; or

              (ii) Outstanding options shall be converted into options to purchase securities issued by the company that is surviving or acquiring company in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining securities of the surviving corporation to be issued to holders of Shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied; or

              (iii) The Board of Directors shall provide a 30-day period prior to the consummation of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period.

         (c) Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with paragraph 13(b)(iii).

         (d) Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

         14. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 9, 10 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

         15. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's Shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Shares under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

         16. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any Employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such Employee is employed to terminate such Employee's employment at any time, for any reason, with or without cause, or to decrease such Employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

         17. Taxes. Each participant who has received an award under the Plan shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this withholding obligation, in whole or in part, by having the Company withhold from any Shares to be issued that number of Shares that would satisfy the amount due or by delivering Shares to the Company to satisfy the withholding amount.

         18. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Shares until the date of issue to the recipient of a stock certificate for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                                   APPENDIX C

--------------------------------------------------------------------------------

                                  FORM OF PROXY

                             BSD MEDICAL CORPORATION

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD February 1, 2008

         The undersigned hereby constitutes, appoints and authorizes Paul F. Turner and Hyrum A. Mead and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the common stock of BSD Medical Corporation, a Delaware corporation, at the Annual Meeting of Stockholders to be held at 9:00 A.M. Mountain Time, on February 1, 2008, at The Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah, and at any and all adjournments thereof, for the following purposes:

1.       To elect five (6) Directors:

         [ ] For all nominees listed below (except as marked to the contrary):

         [ ]  Withhold authority to vote for the nominees listed below:

                Paul F. Turner                     Hyrum A. Mead
                Gerhard W. Sennewald               Michael Nobel
                Douglas P. Boyd                    Steven G. Stewart

         (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2. To approve the amendment and restatement of the Amended and Restated 1998 Director Stock Plan to increase the number of shares of common stock reserved for issuance under from 1,000,000 to 1,500,000.

                [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(3-5) To approve the amendment and restatement of the Company's Amended and Restated 1998 Employee Stock Option Plan to:

3. Increase the number of shares of common stock reserved for issuance from 2,677,300 to 3,427,300;

                [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

4.       Increase the number of shares that may be awarded to each participant;
         and

                [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

5. Extend the termination date of the plan from February 9, 2008 to ten years from the date the plan is adopted by the Board of Directors, or the date the plan is approved by the shareholders, whichever is earlier, subject to earlier termination by the Board of Directors.

                [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

6. To approve the selection of Tanner LC as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2008.


                [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

7. To transact such other business as may properly come before the meeting, or any adjournment thereof.


                [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

         The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith.

DATED:
        --------------       --------------------------------------
                             Signature

         Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BSD MEDICAL CORPORATION. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.








                                       46